UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


              ----------------------------------------------------

                                   FORM 8-K/A
                                 AMENDMENT NO. 2


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 6, 2004



                             WINSTED HOLDIDNGS, INC.
             (Exact name of registrant as specified in its charter)



                                    FLORIDA
         (State or other jurisdiction of incorporation or organization)

             0-32333                                 65-0972865
     (Commission File Number)             (IRS Employer Identification No.)

5000 BIRCH STREET, SUITE 3000, NEWPORT BEACH,          92660
              CALIFORNIA                             (Zip Code)
     (principal executive offices)


                                 (949) 476-3711
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written  communications  pursuant  to  Rule 425 under the Securities Act

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

THIS CURRENT REPORT ON FORM 8-K CONTAINS STATEMENTS REGARDING THE COMPANY'S INTENTION, BELIEFS, EXPECTATIONS, OR PREDICTIONS, WHICH CONSTITUTE FORWARD-LOOKING STATEMENTS. FORWARD-LOOKING STATEMENTS AND STATEMENTS OF EXPECTATIONS, PLANS AND INTENT ARE SUBJECT TO A NUMBER OF RISKS AND UNCERTAINTIES. ACTUAL RESULTS IN THE FUTURE COULD DIFFER MATERIALLY FROM THOSE DESCRIBED IN THE FORWARD-LOOKING STATEMENTS, AS A RESULT, AMONG OTHER THINGS, OF CHANGES IN TECHNOLOGY, CUSTOMER REQUIREMENTS AND NEEDS. WE UNDERTAKE NO OBLIGATION TO RELEASE PUBLICLY THE RESULTS OF ANY REVISIONS TO THESE
FORWARD-LOOKING STATEMENTS THAT MAY BE MADE TO REFLECT ANY FUTURE EVENTS OR CIRCUMSTANCES.

ITEM 2.02    COMPLETION  OF  ACQUISITION  OR  DISPOSITION  OF  ASSETS.

     Effective December 6, 2004, Winsted Holdings, Inc. (the "Registrant") entered into a stock purchase agreement with Medspa Solutions, Inc., a Nevada corporation ("Medspa"), to purchase all of the issued and outstanding capital stock of Medspa (the "Acquisition"). The Acquisition was reported in the Current Report, as amended, filed by the Registrant with the Commission on January 7, 2005. The stock purchase agreement was attached as an exhibit to the Current Report, as amended, filed with the Commission on January 7, 2005.

     The Current Report, as amended, filed with the Commission on January 7, 2005 incorrectly stated the consideration received by the stockholders of Medspa in connection with the Acquisition as 20,000,000 shares of the Registrant's common stock, which common shares would be automatically converted into 1,000,000 shares of the Registrant's Series B preferred stock upon the filing of the certificate of designation for the Series B preferred stock with the Secretary of State of Florida.

     This Amended Current Report is being filed to correctly report the amount of consideration which was received by the stockholders of Medspa in connection with the Acquisition.

     The total consideration paid by the Registrant for the shares of Medspa consisted of 10,000,000 shares of the Registrant's common stock, no par value per share. The 10,000,000 shares of the Registrant's common stock were automatically converted into 1,000,000 shares of the Registrant's Series B preferred stock, no par value per share, upon the filing of the certificate of designation for the Series B preferred stock with the Secretary of State of Florida on January 12, 2005. The stock purchase agreement between the Registrant and Medspa is attached as an exhibit to this Current Report.

     The amount of consideration for the shares of Medspa pursuant to the agreement was determined following negotiations between the Registrant and Medspa and is set forth in the stock purchase agreement executed between the Registrant and Medspa.

     The Registrant's board of directors determined that the terms of the Acquisition were reasonable. The Registrant's board did not seek a third party fairness opinion or any valuation or appraisal of the terms of the transaction. Thus, the Registrant's stockholders will not have the benefit of a third party opinion that the terms of the stock purchase agreement were fair from a financial point of view.


ITEM 9.01.   FINANCIAL  STATEMENTS  AND  EXHIBITS.

     Exhibits.
     --------

The following exhibit is filed herewith:

EXHIBIT NO.  IDENTIFICATION OF EXHIBIT
-----------  -------------------------

     2.1     Stock Purchase Agreement between the Registrant and Medspa Solutions, Inc.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amended report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  May 27, 2005             WINSTED HOLDINGS, INC.


                                                   By/s/Mark Ellis
                                         ---------------------------------------
                                                   Mark Ellis, President